UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

February 9, 2005

Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 9, 2005, Luke Faulstick, Senior Vice President, Operations of dj Orthopedics, Inc. (the “Company”) submitted his letter of resignation from the Company, effective in early March 2005.  A press release announcing this event is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Document
99.1	Press release dated February 9, 2005 relating to the departure of a principal officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 9, 2005	DJ ORTHOPEDICS, INC.
(Registrant)

		BY:	/s/ VICKIE L. CAPPS
Vickie L. Capps
Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)